SUPPLEMENT NO. 2 DATED MARCH 1, 2002

TO   PROSPECTUS dated October 1, 2001



FOR  STATE STREET RESEARCH CONCENTRATED INTERNATIONAL FUND
     A SERIES OF STATE STREET RESEARCH GROWTH TRUST

     INVESTOR EXPENSES
     Under the above caption at page 4 of the prospectus, the table under the section entitled "Investor Expenses -- Shareholder Fees" is revised as follows:

     SHAREHOLDER FEES                               CLASS DESCRIPTIONS BEGIN ON PAGE 7
                                              -----------------------------------------------
     (% of offering price)                    CLASS A  CLASS B(1)  CLASS B   CLASS C  CLASS S
     ----------------------------------------------------------------------------------------
                   Maximum front-end sales
                   charge (load)              5.75(a)    0.00       0.00      0.00      0.00

                   Maximum deferred sales
                   charge (load)              0.00(a)    5.00       5.00      1.00      0.00

                   Redemption Fee+            1.00       0.00       0.00      0.00      0.00

+ The redemption fee may apply to shares purchased after April 1, 2002, that are held less than 30 days. The redemption fee may not apply in certain circumstances, such as redemptions on 401(k) plans, and in the event of a shareholder's death or disability. Please see the Statement of Additional Information.

(a)  Except for investments of $1 million or more; see page 8.



                                                                    CI-5435-0202
[LOGO]STATE STREET RESEARCH                      Control Number: (exp1002)SSR-LD


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SELLING RECENTLY PURCHASED SHARES

Under the caption "Buying and Selling Shares -- Policies for Selling Shares -- Selling Recently Purchased Shares" at page 14 of the prospectus, the following paragraph is inserted after the last paragraph:

Effective April 1, 2002, the fund may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is not a sales load. Please see the Statement of Additional Information for details.

EXCHANGE PRIVILEGES

Under the caption "Buying and Selling Shares -- Account Policies -- Exchange Privileges" at page 16 of the prospectus, the following paragraph is inserted after the third paragraph:

The fund may impose a redemption fee of 1.00% applicable to shares held less than 30 days. See "Selling Recently Purchased Shares" above for details.

                      SUPPLEMENT NO. 1 DATED MARCH 1, 2002
                                       TO
            STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2001
                                       FOR
              STATE STREET RESEARCH CONCENTRATED INTERNATIONAL FUND
                 A SERIES OF STATE STREET RESEARCH GROWTH TRUST


The following is hereby added to Section I of the above Statement of Additional
Information:

         O.   REDEMPTION FEE

         Effective April 1, 2002, the Fund may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is not a sales load. The fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after April 1, 2002. The redemption fee may not apply in certain circumstances, such as redemptions on 401(k) plans, and in the event of a shareholder's death or disability.

EXCHANGE PRIVILEGE

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund may impose a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 30 days. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Fund determines are likely to have a negative effect on the Fund or other State Street Research funds. For additional information on the Fund's exchange privilege, please see Section II, F of this Statement of Additional Information.